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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


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                          Date of Report: May 25, 1999
                        (Date of earliest event reported)


                       SALOMON SMITH BARNEY HOLDINGS INC.
             (Exact name of registrant as specified in its charter)


               Delaware                                 1-4346                               22-1660266
    (State or Other Jurisdiction of            (Commission File Number)                   (I.R.S. Employer
            Incorporation)                                                             Identification Number)

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                              388 Greenwich Street
                            New York, New York 10013
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 816-6000
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 1.01 Terms Agreement, dated May 25, 1999, between Salomon Smith Barney Holdings Inc. (the "Company") and Salomon Smith Barney Inc., as Underwriter, relating to the offer and sale of the Company's Callable Equity Linked Notes based upon the TheStreet.com Internet Sector Index due May 30, 2006.

Exhibit 4.01 Form of Note for the Company's Callable Equity Linked Notes based upon the TheStreet.com Internet Sector Index due May 30, 2006.
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report or amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 1999


                                        Salomon Smith Barney Holdings Inc.


                                        By:   /s/ Mark I. Kleinman
                                              ---------------------------------
                                              Name:   Mark I. Kleinman
                                              Title:  Executive Vice President
                                                      and Treasurer


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